                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report - January 20, 2004
                                         ----------------

                          CODORUS VALLEY BANCORP, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


          Pennsylvania                            0-15536                 23-2428543
          ------------                            -------                 ----------
        (State or other                      (Commission File           (IRS Employer
        jurisdiction of                           Number)                   Number)
         incorporation)


105 Leader Heights Road
P.O. Box 2887
York, Pennsylvania                                                        17405-2887
------------------                                                        ----------
(Address of principal executive offices)                                  (Zip code)

                                  717-747-1519
                                  ------------
               (Registrant's telephone number including area code)


                                       N/A
                                       ---
             (Former name or address, if changed since last report)







        Page 1 of 5 sequentially numbered pages in manually signed copy
                         Exhibit Index found on page 3


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



                          CODORUS VALLEY BANCORP, INC.
                                    FORM 8-K



Item 7. Financial statements, pro forma financial information and exhibits.

      (c) Exhibits

      No.   Description
      ---   -----------

      99    Press Release of Codorus Valley Bancorp, Inc. dated  January 20, 2004



Item 12.  Results of Operations and Financial Condition

      On January 20, 2004, Codorus Valley Bancorp, Inc. (Codorus Valley) issued a Press Release, attached as Exhibit 99, announcing declaration of a quarterly cash dividend and the results of operations, in summary form, for the period ended December 31, 2003, compared to the period ended December 31, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Codorus Valley Bancorp, Inc.
   (Registrant)


Date: January 20, 2004                          /s/ Larry J. Miller
----------------------                          -------------------
                                                Larry J. Miller
                                                President and Chief
                                                Executive Officer
                                                (Principal Executive Officer)



                                  EXHIBIT INDEX

                                                                     Page Number
                                                                     in Manually
Exhibit                                                            Signed Original
-------                                                            ---------------

99     Press Release of Codorus Valley Bancorp, Inc. dated
         January 20, 2004                                                 4


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